SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2017

J & J SNACK FOODS CORP.

(Exact name of registrant as specified in its charter)

New Jersey	0-14616	22-1935537
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Organization)	File Number)	Identification No.)

6000 Central Highway, Pennsauken, NJ 08109

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (856) 665-9533

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( )     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )     Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

( )     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The results of voting at the Annual Meeting of Shareholders held on February 15, 2017 is as follows:

	Votes
Proposal 1	Votes For		Withheld
Election of Dennis G. Moore as Director	13,748,387		2,801,955

Proposal 2	Votes For	Votes Against	Votes Abstain	Broker Non-Vote
Advisory Vote on the Approval of the Compensation of Executives	15,858,562	658,791	21,091	11,998

Proposal 3	Every 1 Year	Every 2 Years	Every 3 Years	Abstain
Advisory Vote on the Frequency Shareholders Should Vote to Approve the Compensation	14,768,418	47,535	1,717,704	16,785

Based upon review of the above results of voting, the Board of Directors plans to submit Proposal 2 for a shareholder vote at its Annual Meeting of Shareholders to be held in February 2018.

The Company had 18,695,774 shares outstanding on December 15, 2016, the record date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J & J SNACK FOODS CORP.

By: /s/ Gerald B. Shreiber

Gerald B. Shreiber President

/s/ Dennis G. Moore

Dennis G. Moore Chief Financial Officer

Date: February 16, 2017

3